UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report   (Date of earliest event reported):  April 28, 2010

J.B. HUNT TRANSPORT SERVICES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Arkansas	0-11757	71-0335111
(STATE OR OTHER JURISDICTION OF	(Commission File Number)	(IRS EMPLOYER
INCORPORATION OR ORGANIZATION)		IDENTIFICATION NO.)

615 J.B. Hunt Corporate Drive
Lowell, Arkansas	72745	(479) 820-0000
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ }	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

{ }	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

{ }	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

{ }	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Our annual stockholders’ meeting was held on April 28, 2010.  The matters voted upon at the meeting and the number of votes cast for or against, as well as the number of abstentions and non-votes, are set forth below.

1.  Election of Directors.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Douglas G. Duncan	110,863,757	181,204	56,901	3,248,437
Sharilyn S. Gasaway	110,854,838	185,462	61,562	3,248,437
Coleman H. Peterson	110,859,913	186,927	55,022	3,248,437
James L. Robo	110,848,011	193,934	59,917	3,248,437
Wayne Garrison	110,488,680	573,271	39,911	3,248,437
Gary C. George	110,944,075	106,108	51,679	3,248,437
Bryan Hunt	110,463,757	594,234	43,871	3,248,437

Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934.  Our Board of Directors is divided into three classes.  The stockholders elected all seven of the Company’s nominees for director.  All nominees received more than a majority of votes cast.

2.  Votes regarding ratification of appointment of Ernst & Young LLP as our independent registered public accounting firm for 2010 were as follows:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Ratification of Ernst & Young LLP	114,135,549	73,846	140,904	0

ITEM 8.01.        OTHER EVENTS.

The following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

On April 28, 2010, we issued a news release announcing that our Board of Directors had authorized the repurchase of up to $500 million of our common stock.

Furnished herewith as Exhibit 99.1 and incorporated by reference herein is the text of J.B. Hunt Transport Services, Inc.’s announcement regarding the authorization to repurchase up to $500 million of our common stock.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

The following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

(d)	Exhibits.
99.1	News release issued by J.B. Hunt Transport Services, Inc. on April 28, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, in the city of Lowell, Arkansas, on the 30th day of April 2010.

J.B. HUNT TRANSPORT SERVICES, INC.

BY:      /s/ Kirk Thompson
Kirk Thompson
President and Chief Executive Officer

BY:      /s/ David G. Mee
David G. Mee
Executive Vice President, Finance and
Administration,
Chief Financial Officer

BY:      /s/ Donald G. Cope
Donald G. Cope
Senior Vice President, Controller,
Chief Accounting Officer